MAXIM SERIES FUND, INC.

                           Maxim Stock Index Portfolio

                                (the "Portfolio")

                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                (800) - 537-2033

This Prospectus describes one of the thirty-four portfolios of Maxim Series Fund, Inc. (the "Fund"). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to each of the Portfolios.

Each Portfolio is a series of the Fund and each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes the Portfolio available for investment.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1, 2006.

                                    Contents
 The Portfolio at a Glance                                                  3
 Fees and Expenses                                                          5
 Examples                                                                   6
 More Information About the Portfolio                                       6
 Other Investment Practices                                                 8
 Management of the Portfolio                                                9
 Important Information About Your Investment                               11
 Legal Proceedings                                                         15
 Financial Highlights                                                      15
 Additional Information                                                    17

                            THE PORTFOLIO AT A GLANCE

The following information about the Maxim Stock Index Portfolio is only a summary of important information you should know. More detailed information about the Portfolio's investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in the Portfolio.

MAXIM STOCK INDEX PORTFOLIO
(Sub-Adviser: BNY Investment Advisors)

The investment objective for this Portfolio is to:

o Seek investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies. The Portfolio will:

o Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the following applicable Benchmark Index:

      PORTFOLIO                                         BENCHMARK INDEX
                                                  Standard & Poor's (S&P) 500
                                                  Composite Stock Price Index
      Maxim Stock Index Portfolio                 and S&P MidCap 400 Index,
                                                  weighted according to their
                                                  pro rata share of the market

o Seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the Portfolio as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and Exchange Traded Funds ("ETFs") that seek to track the relevant index.

The principal investment risks for the Portfolio include:

Index Risk

o It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Portfolio's securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk

o There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk

o Several factors will affect the Portfolio's ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, the Portfolio has operating expenses custody and other expenses (for example, management fee and accounting costs) and those expenses will reduce the Portfolio's total return. In addition, the Portfolio may own less than all the securities of its Benchmark Index, which also may cause a variance between the performance of the Portfolio and its Benchmark Index.





Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Sector Risk

o Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio's holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Concentration Risk

o When the Benchmark Index concentrates in an industry or group of industries, the Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of the Portfolio's assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Portfolio's performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money

o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Over-the-Counter Risk

o Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Growth Stock Risk

o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Value Stock Risk

o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten full calendar years and comparing its average annual total returns to the performance of its benchmark index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Maxim Stock Index Portfolio

[OBJECT OMITTED]

1996       21.81%
1997       32.20%
1998       26.79%
1999       19.73%
2000       -7.94%
2001      -11.63%
2002      -21.94%
2003       28.41%
2004       10.74%
2005        5.02%

During the periods shown in the chart for the Maxim Stock Index Portfolio, the highest return for a quarter was 21.71% (quarter ending December 31, 1998) and the lowest return for a quarter was -17.31% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years for the period ended December 31, 2005:

                                               One Year             Five Years            Ten Years
Stock Index Portfolio                            5.02%                0.60%                 8.77%
S&P 500 Index(R)                                 4.92%                0.54%                 9.07%
S&P MidCap 400 Index                            12.60%                8.60%                14.36%
The inception date for the Maxim Stock Index Portfolio was February 25, 1982.

The S&P 500 Index(R) is comprised of the stocks that make up the S&P 500 and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of the publicly traded common stocks in the United States. The S&P MidCap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.


                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2005. Current or future expenses may be greater or less than those presented.


                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

                                                   Maxim S&P 500 Index(R)
                                                         Portfolio
                    Management Fees                        0.60%
               Distribution (12b-1) Fees                   NONE
                     Other Expenses                        0.00%
       Total Annual Portfolio Operating Expenses           0.60%


                                    EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Examples would be higher.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         Portfolio             1 Year       3 Years       5 Years       10 Years
     Maxim Stock Index          $62           $194          $340           $774
         Portfolio


                      MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a sub-adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio's investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies, however, the Portfolio will not pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities."

The Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under "Money Market Instruments and Temporary Investments." Debt securities are discussed below under "Debt Securities." The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives."

Index Portfolios

The Maxim Stock Index Portfolio is an Index Portfolio. This means it is not actively managed, but is designed to track the performance of specified benchmarks. The benchmark indexes are described below:

The S&P 500 Index(R) is comprised of the stocks that make up the S&P 500 and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of the publicly traded common stocks in the United States.

The S&P MidCap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

The S&P 500 Index(R) and the S&P MidCap 400 Index(R) are sponsored by Standard & Poor's which is responsible for determining which stocks are represented on the indices.

** Standard & Poor's(R)", "S&P(R)", "S&P 500 Index(R)", "S&P 400 Index(R)," and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Company. Neither Maxim Series Fund nor the Portfolio is sponsored, endorsed, sold or promoted by, or otherwise affiliated with Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in Maxim Series Fund. Standard & Poor's is not responsible for and does not participate in the operation or management of the Portfolio, nor does it guarantee the accuracy or completeness of the respective Benchmark Index or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the Stock Index Portfolio assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index portfolios typically have the following characteristics:

o Variety of investments. Index portfolios generally invest in a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index portfolios usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most index portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some index portfolios may pay out higher-than-expected taxable distributions. This is because index portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Debt Securities

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Instruments and Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may not invest in below investment grade debt securities.

The Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities."

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio's sub-adviser. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

                           OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in this Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and may have some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolio to hedge investments or manage interest or currency-sensitive assets. The Portfolio may purchase and sell derivative instruments (futures contracts on the Benchmark Index and options thereon) as part of their principal investment strategy. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivatives transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information.

                           MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.6 billion. MCM and its affiliates have been providing investment management services since 1969. The management fees paid to MCM for the last fiscal year are as follows:

Portfolio                    Percentage of Average Net Assets
Maxim Stock Index                        0.60%
Portfolio


Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable Portfolios all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable Portfolios with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Portfolios a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more Portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

For those Portfolios for which MCM has entered into an agreement with a sub-adviser, the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to each sub-adviser for its services. The following sub-adviser provides services for the Portfolio:

                             BNY Investment Advisors
                           Maxim Stock Index Portfolio

Following is additional information about the sub-adviser:

BNY Investment Advisors ("BNY") is a separately identifiable division of The Bank of New York, a New York State chartered bank (the "Bank"), and is registered as an investment adviser under the Investment Advisers Act of 1940. BNY's principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index and Maxim Index 600 Portfolios on April 1, 2003. BNY began management of the Maxim S&P 500 Index(R) Portfolio on June 30, 2003.

The BNY Equity Index Team is responsible for the day-to-day management of the Fund's portfolio. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Robert McGrath, and Mr. Adam Gould.

Mr. Zyla is the Division Head of the Index Fund Management Division. Prior to managing the Division in 1998, Mr. Zyla was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions / liquidations and equity derivative product strategies. Before joining the Bank in 1989, Mr. Zyla worked in the Specialty Chemicals Division of Engelhard Corporation in the areas of technical sales and product management. Mr. Zyla has a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.

Ms. Krisko is a Senior Portfolio Manager and responsible for domestic index management. Prior to joining the BNY Asset Management, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Ms. Krisko has a BS in Economics from the Pennsylvania State University and an MBA from Villanova University.

Mr. Buchanan is a Senior Portfolio Manager in the Index Fund Management Division. He was the Chief Operating Officer and Index Fund Portfolio Manager at Axe-Houghton Associates from 1988 until the International business was acquired by BNY Asset Management in 2002. Prior to 1988, Mr. Buchanan was an Index Fund Manager at Bankers Trust Company. Mr. Buchanan has a BS in Economics from the Wharton School of the University of Pennsylvania and an MBA from New York University. He is a Trustee and on the Executive Committees of The Foundation for Economic Education and of The Objectivist Center.

Mr. Rose is a Senior Portfolio Manager in the Index Fund Management Division. Prior to joining the Index Fund Management division, Mr. Rose worked in the Mutual Funds Accounting division. Prior to joining the Bank in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago. Mr. Rose earned a BS in Accounting from the University of Maryland and an MBA from Fordham University.

Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division, and has been with BNY since March 1987. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management Division, Mr. McCormack was a relationship manager in the Bank's Master Trust/Master Custody Division, specializing in working with Foundations and Endowments and other Not-for-Profit organizations. Mr. McCormack holds a BS in Accounting from Long Island University - CW Post Campus.

Mr. McGrath is a Portfolio Manager in the Index Fund Management Division. He is responsible for domestic portfolio management, cash equitazion, and trade administration in the Index Fund Management Division. Prior to joining the Index Fund Management Division in 2001, Mr. McGrath worked in the Bank's Master Trust/Master Custody Worldwide Accounting area, providing domestic and global accounting services for Bank clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator. Mr. McGrath earned a BS in Accounting and Computer Information Systems from Manhattan College and an MBA from Baruch College's Zicklin School of Business.

Mr. Gould is a Portfolio Manager in the Index Fund Management Division. Prior to joining the Bank in June 2005, he worked for four years as an OTC market maker at National Discount Brokers, a subsidiary of Deutsche Bank. Mr. Gould has a BS from the University of Wisconsin and an MBA from the McDonough School of Business at Georgetown University.

Please see the Statement of Additional Information for additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the six months ending December 31, 2005.



                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio's shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values at the time of pricing.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o    You can request an exchange in writing or by telephone.
o    Written requests should be submitted to:

           8515 East Orchard Road
           Greenwood Village, CO 80111.

o The form should be signed by the account owner(s) and include the following information:

           (1) the name of the account;
           (2) the account number;
           (3) the name of the Portfolio from which the shares are to be sold;
           (4) the dollar amount or number of shares to be exchanged;
           (5) the name of the Portfolio(s) in which new shares will be purchased; and
           (6) the signature(s) of the person(s) authorized to effect exchanges in the account.

o    You can request an exchange by telephoning 1-800-537-2033.

o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.
o    All telephone calls will be recorded.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.
o Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Stock Index(R) Portfolio ordinarily distributes dividends semi-annually.
o    The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities. The Maxim Bernstein International Equity, Maxim Global Bond, Maxim Loomis Sayles Bond, Maxim Index 600, Maxim Stock Index, Maxim Bond Index, Maxim S&P 500(R) Index, Maxim Ariel Small-Cap Value, Maxim Aggressive Profile II and Maxim Conservative Profile II Portfolios may be susceptible to market timing or excessive trading.


     The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in "good order", as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio's next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day's trade date at that day's net asset value.



     The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio's pricing time.



     MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.



1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper's resources will be utilized to assist with the identification of such investors; and


2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor's activity is obtained for further review.


Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund's market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity , as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depends on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolio's financial history for the past five years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.

MAXIM STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                             Year Ended December 31,
                                        -------------------------------------------------------------
                                        -------------------------------------------------------------
                                           2005         2004        2003         2002        2001
                                        -----------  -----------  ----------   ----------  ----------
                                        -----------  -----------  ----------   ----------  ----------


Net Asset Value, Beginning of Period  $      22.10 $      22.41 $     19.25  $     27.37 $     33.58

Income from Investment Operations

Net investment income                         0.28         0.33        0.26         0.14        0.21
Net realized and unrealized gain (loss)       0.83         2.05        5.11        (6.23)      (4.20)
                                        -----------  -----------  ----------   ----------  ----------
                                        -----------  -----------  ----------   ----------  ----------

Total Income (Loss) From
    Investment Operations                     1.11         2.38        5.37        (6.09)      (3.99)
                                        -----------  -----------  ----------   ----------  ----------
                                        -----------  -----------  ----------   ----------  ----------

Less Distributions

From net investment income                   (0.28)       (0.33)      (0.26)       (0.14)      (0.21)
From net realized gains                      (1.66)       (2.36)      (1.95)       (1.89)      (2.01)
                                        -----------  -----------  ----------   ----------  ----------
                                        -----------  -----------  ----------   ----------  ----------

Total Distributions                          (1.94)       (2.69)      (2.21)       (2.03)      (2.22)
                                        -----------  -----------  ----------   ----------  ----------
                                        -----------  -----------  ----------   ----------  ----------

Net Asset Value, End of Period        $      21.27 $      22.10 $     22.41  $     19.25 $     27.37
                                        ===========  ===========  ==========   ==========  ==========
                                        ===========  ===========  ==========   ==========  ==========


Total Return                                 5.02%       10.74%      28.41%      (21.94%)    (11.63%)

Net Assets, End of Period ($000)      $    515,700 $    565,148 $   636,715  $   627,394 $   864,986

Ratio of Expenses to Average Net Assets      0.60%        0.60%       0.60%        0.60%       0.60%

Ratio of Net Investment Income to
    Average Net Assets                       1.24%        1.34%       1.15%        0.97%       0.70%

Portfolio Turnover Rate                      8.19%        5.68%      30.66%       19.52%      11.46%


See notes to financial statements.

                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and annual and semiannual reports are not made available in this manner.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3364.

























                         This Prospectus should be read
                       and retained for future reference.